Sea Box 802 Industrial Highway East Riverton, NJ 08077 Phone No.:856-303-1101 Fax No.:856-303-1501 Home Page: www.seabox.com	PURCHASE ORDER
Purchase Order Number: PO4982 Purchase Order Date: 11/25/2008 Page 1

To:	Conforce International, Inc. Joe DeRose 51A Caldari Road Concord, Ontario Phone No.: 906-761-1932 Fax No.: 416-234-0026	Ship To:	Sea Box Inc. to pick up at Conforce Phone No: 852-9281-1630

	Ship Via Recieve By Terms		Confirm to Buyer: Nick De Laurentis
Vendor ID V10371

Item No.	Description	Unit	Quantity	Unit Price	Total Price
SBI-MISC	Shelving system as agreed upon per Bicon 2, 4 Qtr. planks per full set.	Each	5,041	212.00	1,068,692.00
	Full shelve/sets to ship a minimum 370 per month. Bicon 2 Qtr. plank dimension as follows: 23.3" W x 104-5/8" L. Price per Qtr. Shelf/plank is $53.00 4 Qtr. planks= on full shelf section set = $212.00 Conforce to load 457 full sets into a 40' x 8'6 Std. dry freight container. Pack in such a way to be easily Transferred to page 2				1,068,692.00

Sea Box 802 Industrial Highway East Riverton, NJ 08077 Phone No.:856-303-1101 Fax No.:856-303-1501 Home Page: www.seabox.com	PURCHASE ORDER
Purchase Order Number: PO4982 Purchase Order Date: 11/25/2008 Page 1

To:	Conforce International, Inc. Joe DeRose 51A Caldari Road Concord, Ontario Phone No.: 906-761-1932 Fax No.: 416-234-0026	Ship To:	Sea Box Inc. to pick up at Conforce Phone No: 852-9281-1630

	Ship Via Recieve By Terms		Confirm to Buyer: Nick De Laurentis
Vendor ID V10371

Item No.	Description	Unit	Quantity	Unit Price	Total Price
SBI-MISC	Transferred from page 1 unloaded in Hong Kong The 1st Container is scheduled for pickup on Monday 12-22-08				1,068,692.00
					Subtotal: 1,068,692.00 Invoice Discount: 0.00 Tax: 0.00 Total: 1,068,692.00